FCPT Announces Fourth Quarter 2020 Financial and Operating Results MILL VALLEY, CA – February 17, 2021 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and the year ended December 31, 2020. Management Comments “FCPT had a strong fourth quarter with continuing high rent collection levels and over $100 million of acquisitions,” said CEO Bill Lenehan. “We were also successful in raising over $87 million of equity capital in the quarter to fund our growth and maintain conservative leverage. All of this sets us up well to maintain our momentum into 2021.” Mr. Lenehan added, “Despite a brief interruption in our business because of COVID, I am quite proud of our results in 2020: industry-leading collections, over one hundred properties added to the portfolio, significant growth to our team, and initiation of a new joint venture that expands our acquisition target universe.” Rent Collection Update As of December 31, 2020, the Company has received rent payments representing over 99.6% of its portfolio contractual base rent for the quarter ending December 31, 2020, and 99.7% for the year ending December 31, 2020. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the fourth quarter increased 11.8% over the prior year to $40.1 million. Rental revenue consisted of $38.5 million in cash rents and $1.6 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $20.3 million for the fourth quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $18.9 million in the prior year, or $0.27 per diluted share. • Net income attributable to common shareholders was $77.3 million for the year ended December 31, 2020, or $1.08 per diluted share. These results compare to net income attributable to common shareholders of $72.6 million, or $1.06 per diluted share for the prior year. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the fourth quarter was $0.38, representing a $0.01 per share increase compared to the fourth quarter in 2019. • NAREIT-defined FFO per diluted share for the year ended December 31, 2020 was $1.44, representing a $0.05 per share increase compared to the prior year. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the fourth quarter was $0.37, representing a $0.01 per share increase compared to the fourth quarter in 2019. • AFFO per diluted share for the year ended December 31, 2020 was $1.44, representing a $0.05 per share increase compared to the prior year. General and Administrative (G&A) Expense • G&A expense for the fourth quarter was $3.7 million, which included $0.9 million of stock-based compensation. These results compare to G&A expense in the fourth quarter of 2019 of $3.2 million, including

$0.8 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the fourth quarter was $2.9 million, representing 7.4% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.3175 per common share for the fourth quarter of 2020, representing a 4.1% increase over the prior quarter rate. Portfolio Activities Acquisitions • During the fourth quarter of 2020, FCPT acquired 48 properties for a combined purchase price of $103.4 million at an initial weighted average cash yield of 6.4% and a weighted average remaining lease term of 9.7 years. • For the year ended December 31, 2020, FCPT acquired 101 properties for a combined purchase price of $222.7 million at an initial weighted average cash yield of 6.5% and a weighted average remaining lease term of 8.4 years. Leases on 40 of the 101 properties acquired in 2020 are ground leases which are characterized as having low rents. Liquidity and Capital Markets Capital Raising • During the fourth quarter, FCPT issued 3,060,621 shares of common stock via its At-The-Market (ATM) stock program at a weighted average offering price of $28.66 for gross proceeds of $87.7 million. Liquidity • At December 31, 2020, FCPT had $251.1 million of available liquidity including $11.1 million of cash and cash equivalents and $240 million of undrawn credit line capacity. Credit Facility and Unsecured Note • At December 31, 2020, FCPT had $760 million of outstanding debt, consisting of $400 million of term loans, $350 million of unsecured fixed rate notes, and $10 million drawn on FCPT’s $250 million revolving credit facility. Real Estate Portfolio • As of December 31, 2020, the Company’s rental portfolio consisted of 799 properties located in 46 states. The properties are 99.6% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 10.2 years. Conference Call Information Company management will host a conference call and audio webcast on Thursday, February 18 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call.

Internet: Live webcast: https://services.choruscall.com/links/fcpt210218.html In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10151855/e189d188d5 and enter in their contact information. Replay: Available through May 18, 2021 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10151855. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward- looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, as supplemented by the risk factor described under “Item 1A. ‘Risk Factors’” in the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on October 30, 2020, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Fourth Quarter 2020 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (In thousands, except share and per share data) 2020 2019 2020 2019 Revenues: Rental revenue 40,091$ 35,850$ 154,721$ 139,682$ Restaurant revenue 4,527 5,031 16,223 20,551 Total revenues 44,618 40,881 170,944 160,233 Operating expenses: General and administrative 3,744 3,168 15,046 13,934 Depreciation and amortization 7,763 6,780 29,433 26,312 Property expenses 969 508 3,508 1,579 Restaurant expenses 4,283 4,890 16,082 19,632 Total operating expenses 16,759 15,346 64,069 61,457 Interest expense (7,499) (6,547) (29,231) (26,516) Other income, net 2 72 170 944 Income tax expense (55) (67) (247) (265) Net income 20,307 18,993 77,567 72,939 Net income attributable to noncontrolling interest (55) (79) (235) (323) Net Income Attributable to Common Shareholders 20,252$ 18,914$ 77,332$ 72,616$ Basic net income per share 0.27$ 0.27$ 1.08$ 1.06$ Diluted net income per share 0.27$ 0.27$ 1.08$ 1.06$ Regular dividends declared per share 0.3175$ 0.3050$ 1.2325$ 1.1675$ Weighted-average shares outstanding: Basic 73,940,013 68,907,749 71,312,326 68,430,841 Diluted 74,283,324 69,117,820 71,609,068 68,632,010 (Unaudited) Three Months Ended December 31, Year Ended December 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) December 31, 2020 December 31, 2019 Real estate investments: Land 827,502$ 690,575$ Buildings, equipment and improvements 1,327,641 1,277,159 Total real estate investments 2,155,143 1,967,734 Less: Accumulated depreciation (657,621) (635,630) Total real estate investments, net 1,497,522 1,332,104 Intangible lease assets, net 96,291 57,917 Total real estate investments and intangible lease assets, net 1,593,813 1,390,021 Real estate held for sale 2,763 - Cash and cash equivalents 11,064 5,083 Straight-line rent adjustment 47,938 39,350 Derivative assets 762 1,451 Other assets 11,839 10,165 Total Assets 1,668,179$ 1,446,070$ Liabilities: Long-term debt ($760,000 and $677,000 principal, respectively) 753,878$ 669,940$ Dividends payable 24,058 21,325 Rent received in advance 11,926 10,463 Derivative liabilities 18,717 - Other liabilities 15,099 17,601 Total liabilities 823,678 719,329 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 75,874,966 and 70,020,660 shares issued and outstanding, respectively 8 7 Additional paid-in capital 840,455 686,181 Accumulated other comprehensive (loss) income (25,695) (3,539) Noncontrolling interest 3,061 5,691 Retained earnings 26,672 38,401 Total equity 844,501 726,741 Total Liabilities and Equity 1,668,179$ 1,446,070$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2020 2019 2020 2019 Funds from operations (FFO): Net income 20,307$ 18,993$ 77,567$ 72,939$ Depreciation and amortization 7,737 6,677 29,351 26,158 FFO (as defined by NAREIT) 28,044$ 25,670$ 106,918$ 99,097$ Straight-line rental revenue (2,070) (2,199) (8,588) (9,207) Recognized rental revenue abated (1) - - (1,568) - Stock-based compensation 880 810 3,376 3,602 Non-cash amortization of deferred financing costs 543 512 2,132 2,050 Other non-cash interest income (expense) 1 1 - (4) Non-real estate investment depreciation 26 103 82 154 Other non-cash revenue adjustments 497 109 1,296 158 Adjusted Funds from Operations (AFFO) 27,921$ 25,006$ 103,648$ 95,850$ Fully diluted shares outstanding (2) 74,482,398 69,407,212 71,823,973 68,937,263 FFO per diluted share 0.38$ 0.37$ 1.49$ 1.44$ AFFO per diluted share 0.37$ 0.36$ 1.44$ 1.39$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents base rent that the Company abated as a result of lease amendments. In 2020, the Company abated $1.57 million of rental revenue recognized in the second and third quarters of 2020. The receivables associated with the abatements were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms. Three Months Ended December 31, Year Ended December 31,